Exhibit 10.17

INTERCREDITOR AMENDMENT AGREEMENT

INTERCREDITOR AMENDMENT AGREEMENT, dated as of February 7, 2013 (this “Amendment Agreement”) with respect to the INTERCREDITOR AGREEMENT, dated as of October 30, 2007 (the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A. (“JCMCB”) as the First Priority Representative, JCMCB as the Second Priority Representative, Global A&T Electronics Ltd. (the “Company”), Global A&T Finco Ltd, and each of the other Loan Parties referred to therein, which sets out, inter alia, the rights and the priority of the security interests in the Common Collateral referred to therein as between the First Priority Secured Parties and the Second Priority Secured Parties. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms under the Intercreditor Agreement.

WHEREAS, the Company proposes to issue senior secured notes (the “Senior Secured Notes”) under the indenture dated on or around the date of this Amendment Agreement between the Company as the issuer and Citicorp International Limited as the trustee, (the “First Priority Indenture”) and to enter into the revolving credit agreement dated on or around the date of this Amendment Agreement among the Company as borrower, JPMCB as administrative agent and the lenders and the other agents parties thereto (the “RCF Credit Agreement”) for the collective purpose of extending, replacing, refinancing and refunding the Existing First Priority Agreement; and the obligations of the Loan Parties in connection with the Senior Secured Notes, the First Priority Indenture and the RCF Credit Agreement (including the related First Priority Guarantees) will be secured by the Common Collateral (the date of the issuance of the Senior Secured Notes and the initial extension of credit under the RCF Credit Agreement being referred to herein as the “Refinancing Date”);

WHEREAS, the Senior Secured Notes, the First Priority Indenture and the RCF Credit Agreement collectively constitute a Replacement First Priority Agreement and, accordingly, the First Priority Agreement for all purposes of the Intercreditor Agreement (including all ancillary and related definitions) and the incurrence of Indebtedness under such First Priority Agreement and the grant of the security interest in the Common Collateral securing such Indebtedness are permitted under each Existing Second Priority Agreement; and

WHEREAS, the parties to this Intercreditor Amendment Agreement consider that all of the foregoing arrangements are anticipated by, and consistent with, the provisions of the Intercreditor Agreement, and they have agreed, for abundant clarity to acknowledge the foregoing arrangements by making certain confirmations regarding, and amendments to, the Intercreditor Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto agree and acknowledge the following:

1. From and after the Refinancing Date, the First Priority Representative shall be, in lieu of JPMCB, Citicorp International Limited.

Intercreditor Amendment Agreement

2. From and after the Refinancing Date, this Intercreditor Amendment Agreement shall form a part of the Intercreditor Agreement for all purposes, and every party to this Amendment Agreement (other than JPMCB in its capacity as the First Priority Representative) and their respective successors and assigns shall be a party to, and be bound by, the Intercreditor Agreement, which shall inure to the benefit of each of them.

3. Except to the extent otherwise provided herein, all terms and conditions of the Intercreditor Agreement shall remain binding and valid between the parties thereto.

4. The provisions of Section 9 of the Intercreditor Agreement shall apply mutatis mutandis to this Intercreditor Amendment Agreement.

[signature page follows]

Intercreditor Amendment Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Amendment Agreement to be duly executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as First Priority Representative for and on behalf of the First Priority Secured Parties

By:	/s/ Sara Wong
Name:	Sara Wong
Title:	Associate

Intercreditor Amendment Agreement

JPMORGAN CHASE BANK, N.A., as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ Sara Wong
Name:	Sara Wong
Title:	Associate

Intercreditor Amendment Agreement

CITICORP INTERNATIONAL LIMITED, as the incoming First Priority Representative for and on behalf of the First Priority Secured Parties under the First Priority Indenture and RCF Credit Agreement.

By:	/s/ Sigit Priwibowo
Name:	SIGIT PRIWIBOWO
Title:	Vice President

Intercreditor Amendment Agreement

GLOBAL A&T FINCO LTD. as the U.S Borrower.

By:	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way
Authorized Signatory/Director

By:	/s/ William John Nelson
William John Nelson
Authorized Signatory/Director

Intercreditor Amendment Agreement

GLOBAL A&T ELECTRONICS LTD. as Borrower.

By:	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way
Authorized Signatory/Director

By:	/s/ William John Nelson
William John Nelson
Authorized Signatory/Director

Intercreditor Amendment Agreement

UNITED TEST AND ASSEMBLY CENTER LTD. as Loan Party.

By:	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way
Authorized Signatory/Director:

By:	/s/ William John Nelson
William John Nelson
Authorized Signatory/Director

Intercreditor Amendment Agreement

UTAC (TAIWAN) CORPORATION as Loan Party.

By:	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way
Authorized Signatory/Director

By:	/s/ William John Nelson
William John Nelson
Authorized Signatory/Director

Intercreditor Amendment Agreement

UTAC THAI LTD. as Loan Party.
By:	/s/ Irwin Lim Kee Way Irwin Lim Kee Way Authorized Signatory/Director	[seal affixed]

Intercreditor Amendment Agreement

UTAC HONG KONG LIMITED. as Loan Party.

By:	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way
Authorized Signatory/Director

By:	/s/ William John Nelson
William John Nelson
Authorized Signatory/Director

Intercreditor Amendment Agreement

UTAC THAI HOLDINGS LIMITED. as Loan Party.
By:	/s/ Irwin Lim Kee Way Irwin Lim Kee Way Authorized Signatory/Director	[seal affixed]

Intercreditor Amendment Agreement

UTAC CAYMAN LTD. as Loan Party.

By:	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way
Authorized Signatory/Director

By:	/s/ William John Nelson
William John Nelson
Authorized Signatory/Director

Intercreditor Amendment Agreement